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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Paul F. Renne and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign
H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended May 3, 2000 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney has been signed below as of the 12th day of July, 2000 by the following persons in the capacities indicated.

Signature                                 Title


/s/ Anthony J. F. O'Reilly
------------------------------------      Chairman of the Board of Directors
Anthony J. F. O'Reilly


/s/ William R. Johnson
------------------------------------      President and Chief Executive Officer
William R. Johnson                        and Director (Principal Executive
                                          Officer)


/s/ Nicholas F. Brady
------------------------------------      Director
Nicholas F. Brady


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/s/ Mary C. Choksi
------------------------------------      Director
Mary C. Choksi


/s/ Edith E. Holiday
------------------------------------      Director
Edith E. Holiday


/s/ Samuel C. Johnson
------------------------------------      Director
Samuel C. Johnson


/s/ Candace Kendle
------------------------------------      Director
Candace Kendle


/s/ Donald R. Keough
------------------------------------      Director
Donald R. Keough


/s/ Dean R. O'Hare
------------------------------------      Director
Dean R. O'Hare


/s/ Paul F. Renne
------------------------------------      Executive Vice President and Chief
Paul F. Renne                             Financial Officer and Director
                                          (Principal Financial Officer)


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/s/ A. G. Malcolm Ritchie
------------------------------------      Director
A. G. Malcolm Ritchie


/s/ Herman J. Schmidt
------------------------------------      Director
Herman J. Schmidt


/s/ Eleanor B. Sheldon
------------------------------------      Director
Eleanor B. Sheldon


/s/ William P. Snyder III
------------------------------------      Director
William P. Snyder III


/s/ S. Donald Wiley
------------------------------------      Director
S. Donald Wiley


/s/ David R. Williams
------------------------------------      Director
David R. Williams


/s/ James M. Zimmerman
------------------------------------      Director
James M. Zimmerman


/s/ William J. Showalter
------------------------------------      Vice President - Corporate Controller
William J. Showalter                      (Principal Accounting Officer)